                                                                      EXHIBIT 24


                                 POWER OF ATTORNEY
                                 -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Howard B. Wentz, Jr. and Edward T. Fogarty, and each of them, with full power to act without the other, the true and lawful attorney of the undersigned, in the name, place and stead of the undersigned to execute on behalf of the undersigned, as Director of Tambrands Inc., the Annual Report on Form 10-K for the year ended December 31, 1995 of Tambrands Inc., and any and all amendments thereto, to be filed with the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended ("Act"), and any and all other instruments which either of said attorneys deems necessary or advisable to enable Tambrands Inc. to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as the undersigned might or would do if personally present at the doing thereof, with full power of substitution and revocation, thereby ratifying and confirming all that said attorneys or substitutes may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto executed this power of attorney on the date indicated below.



                                    /s/LILYAN H. AFFINITO
                                    _________________________
                                    Lilyan H. Affinito

Dated:  March 12, 1996

                                 POWER OF ATTORNEY
                                 -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Howard B. Wentz, Jr. and Edward T. Fogarty, and each of them, with full power to act without the other, the true and lawful attorney of the undersigned, in the name, place and stead of the undersigned to execute on behalf of the undersigned, as Director of Tambrands Inc., the Annual Report on Form 10-K for the year ended December 31, 1995 of Tambrands Inc., and any and all amendments thereto, to be filed with the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended ("Act"), and any and all other instruments which either of said attorneys deems necessary or advisable to enable Tambrands Inc. to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as the undersigned might or would do if personally present at the doing thereof, with full power of substitution and revocation, thereby ratifying and confirming all that said attorneys or substitutes may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto executed this power of attorney on the date indicated below.



                                    /s/ANNE M. BUSQUET
                                    _________________________
                                    Anne M. Busquet

Dated:  March 12, 1996

                                 POWER OF ATTORNEY
                                 -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Howard B. Wentz, Jr. and Edward T. Fogarty, and each of them, with full power to act without the other, the true and lawful attorney of the undersigned, in the name, place and stead of the undersigned to execute on behalf of the undersigned, as Director of Tambrands Inc., the Annual Report on Form 10-K for the year ended December 31, 1995 of Tambrands Inc., and any and all amendments thereto, to be filed with the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended ("Act"), and any and all other instruments which either of said attorneys deems necessary or advisable to enable Tambrands Inc. to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as the undersigned might or would do if personally present at the doing thereof, with full power of substitution and revocation, thereby ratifying and confirming all that said attorneys or substitutes may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto executed this power of attorney on the date indicated below.



                                    /s/ PAUL S. DOHERTY
                                    _________________________
                                    Paul S. Doherty

Dated:  March 12, 1996

                                 POWER OF ATTORNEY
                                 -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Howard B. Wentz, Jr. and Edward T. Fogarty, and each of them, with full power to act without the other, the true and lawful attorney of the undersigned, in the name, place and stead of the undersigned to execute on behalf of the undersigned, as Director of Tambrands Inc., the Annual Report on Form 10-K for the year ended December 31, 1995 of Tambrands Inc., and any and all amendments thereto, to be filed with the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended ("Act"), and any and all other instruments which either of said attorneys deems necessary or advisable to enable Tambrands Inc. to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as the undersigned might or would do if personally present at the doing thereof, with full power of substitution and revocation, thereby ratifying and confirming all that said attorneys or substitutes may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto executed this power of attorney on the date indicated below.




                                    /s/JANET HILL
                                    _________________________
                                    Janet Hill

Dated:  March 12, 1996

                                 POWER OF ATTORNEY
                                 -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Howard B. Wentz, Jr. and Edward T. Fogarty, and each of them, with full power to act without the other, the true and lawful attorney of the undersigned, in the name, place and stead of the undersigned to execute on behalf of the undersigned, as Director of Tambrands Inc., the Annual Report on Form 10-K for the year ended December 31, 1995 of Tambrands Inc., and any and all amendments thereto, to be filed with the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended ("Act"), and any and all other instruments which either of said attorneys deems necessary or advisable to enable Tambrands Inc. to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as the undersigned might or would do if personally present at the doing thereof, with full power of substitution and revocation, thereby ratifying and confirming all that said attorneys or substitutes may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto executed this power of attorney on the date indicated below.



                                    /s/ROBERT P. KILEY
                                    _________________________
                                    Robert P. Kiley

Dated:  March 12, 1996

                                 POWER OF ATTORNEY
                                 -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Howard B. Wentz, Jr. and Edward T. Fogarty, and each of them, with full power to act without the other, the true and lawful attorney of the undersigned, in the name, place and stead of the undersigned to execute on behalf of the undersigned, as Director of Tambrands Inc., the Annual Report on Form 10-K for the year ended December 31, 1995 of Tambrands Inc., and any and all amendments thereto, to be filed with the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended ("Act"), and any and all other instruments which either of said attorneys deems necessary or advisable to enable Tambrands Inc. to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as the undersigned might or would do if personally present at the doing thereof, with full power of substitution and revocation, thereby ratifying and confirming all that said attorneys or substitutes may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto executed this power of attorney on the date indicated below.



                                    /s/JOHN LOUDON
                                    _________________________
                                    John Loudon

Dated:  March 12, 1996

                                 POWER OF ATTORNEY
                                 -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Howard B. Wentz, Jr. and Edward T. Fogarty, and each of them, with full power to act without the other, the true and lawful attorney of the undersigned, in the name, place and stead of the undersigned to execute on behalf of the undersigned, as Director of Tambrands Inc., the Annual Report on Form 10-K for the year ended December 31, 1995 of Tambrands Inc., and any and all amendments thereto, to be filed with the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended ("Act"), and any and all other instruments which either of said attorneys deems necessary or advisable to enable Tambrands Inc. to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as the undersigned might or would do if personally present at the doing thereof, with full power of substitution and revocation, thereby ratifying and confirming all that said attorneys or substitutes may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto executed this power of attorney on the date indicated below.



                                    /s/RUTH M. MANTON
                                    ________________________
                                    Ruth M. Manton

Dated:  March 12, 1996

                                 POWER OF ATTORNEY
                                 -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Howard B. Wentz, Jr. and Edward T. Fogarty, and each of them, with full power to act without the other, the true and lawful attorney of the undersigned, in the name, place and stead of the undersigned to execute on behalf of the undersigned, as Director of Tambrands Inc., the Annual Report on Form 10-K for the year ended December 31, 1995 of Tambrands Inc., and any and all amendments thereto, to be filed with the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended ("Act"), and any and all other instruments which either of said attorneys deems necessary or advisable to enable Tambrands Inc. to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as the undersigned might or would do if personally present at the doing thereof, with full power of substitution and revocation, thereby ratifying and confirming all that said attorneys or substitutes may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto executed this power of attorney on the date indicated below.



                                    /s/JOHN A. MEYERS
                                    _______________________
                                    John A. Meyers

Dated:  March 12, 1996

                                 POWER OF ATTORNEY
                                 -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Howard B. Wentz, Jr. and Edward T. Fogarty, and each of them, with full power to act without the other, the true and lawful attorney of the undersigned, in the name, place and stead of the undersigned to execute on behalf of the undersigned, as Director of Tambrands Inc., the Annual Report on Form 10-K for the year ended December 31, 1995 of Tambrands Inc., and any and all amendments thereto, to be filed with the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended ("Act"), and any and all other instruments which either of said attorneys deems necessary or advisable to enable Tambrands Inc. to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as the undersigned might or would do if personally present at the doing thereof, with full power of substitution and revocation, thereby ratifying and confirming all that said attorneys or substitutes may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto executed this power of attorney on the date indicated below.



                                    /s/H.L. TOWER
                                    ____________________
                                    H.L. Tower

Dated:  March 12, 1996

                                 POWER OF ATTORNEY
                                 -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Howard B. Wentz, Jr. and Edward T. Fogarty, and each of them, with full power to act without the other, the true and lawful attorney of the undersigned, in the name, place and stead of the undersigned to execute on behalf of the undersigned, as Director of Tambrands Inc., the Annual Report on Form 10-K for the year ended December 31, 1995 of Tambrands Inc., and any and all amendments thereto, to be filed with the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended ("Act"), and any and all other instruments which either of said attorneys deems necessary or advisable to enable Tambrands Inc. to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as the undersigned might or would do if personally present at the doing thereof, with full power of substitution and revocation, thereby ratifying and confirming all that said attorneys or substitutes may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto executed this power of attorney on the date indicated below.



                                    /s/ROBERT M. WILLIAMS
                                    __________________________
                                    Robert M. Williams

Dated:  March 12, 1996